UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 27, 2012

Avanir Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15803	33-0314804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Enterprise, Suite 200, Aliso Viejo, California		92656
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 389-6700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 27, 2012, Avanir Pharmaceuticals, Inc. issued a press release announcing preliminary, unaudited financial results for the three and twelve months ended September 30, 2012 and the initiation of a Phase I clinical trial for AVP-786 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.

The information set forth under Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 27, 2012

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2012	Avanir Pharmaceuticals, Inc.

	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Vice President, Finance

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated November 27, 2012